Investment Strategy - TUTTLE CAPITAL DAILY 2X INVERSE REGIONALBANKS ETF	Aug. 20, 2025
Prospectus [Line Items]
Strategy [Heading]	Effective October 31, 2025, delete the first sentence under Principal Investment Strategies and replace with the following information:
Strategy Narrative [Text Block]

The Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in financial instruments that are designed to provide, in the aggregate, 200% inverse (opposite) exposure to the price performance of the KRE ETF on a daily basis.

Strategy Portfolio Concentration [Text]	The Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in financial instruments that are designed to provide, in the aggregate, 200% inverse (opposite) exposure to the price performance of the KRE ETF on a daily basis.